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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  JULY 22, 2003

                          ATLANTIC DATA SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


    MASSACHUSETTS                   000-24193                  04-2696393
   (State or Other              (Commission File            (I.R.S. Employer
     Jurisdiction                     Number)               Identification No.)
   of Incorporation)


                              ONE BATTERYMARCH PARK
                           QUINCY, MASSACHUSETTS 02169
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 (617) 770-3333
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ITEM 5: OTHER EVENTS AND REQUIRED FD DISCLOSURE

      On July 22, 2003, Atlantic Data Services, Inc., a Massachusetts corporation ("ADS"), announced in a press release that it entered into an agreement and plan of merger (the "Merger Agreement") with ADS Acquisition Company LLC, a wholly-owned subsidiary of ADS Parent Acquisition LLC ("Acquisition Parent"). The sole members of Acquisition Parent (the "Principals") are Robert W. Howe, Chairman and Chief Executive Officer of ADS, William H. Gallagher, President and Chief Operating Officer (and a director) of ADS, Lee M. Kennedy, a director of ADS, and affiliates of General Atlantic Partners, LLC, a global private equity firm that is a major stockholder of ADS. Under the Merger Agreement, each share of ADS common stock outstanding at the time of the Merger (other than 3,400,000 shares held by the Principals), will be converted into the right to receive $3.25 per share in cash or approximately $32.3 million in the aggregate.

      The preceding is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the form of voting agreement that ADS entered into with each of the Principals is filed herewith as Exhibit 4.1 and is incorporated herein by reference. In addition, a copy of the press release regarding the Merger Agreement is incorporated herein by reference.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.

            2.1 Agreement and Plan of Merger, dated as of July 21, 2003, by and among ADS Parent Acquisition LLC, a Massachusetts limited liability company, ADS Acquisition Company LLC, a Massachusetts limited liability company, and Atlantic Data Services, Inc., a Massachusetts corporation

            4.1 Form of Voting Agreement, dated as of July 21, 2003, by and between Atlantic Data Services, Inc., a Massachusetts corporation, and Stockholder

            99.1 Press Release of Atlantic Data Services, Inc. dated July 22, 2003 (incorporated by reference to the press release filed by Atlantic Data Services, Inc. with the Securities and Exchange Commission on July 22, 2003 under cover of Schedule 14A)


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                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ATLANTIC DATA SERVICES, INC.

Date: July 22, 2003                 By: /s/ Paul K. McGrath
                                    -----------------------
                                    Paul K. McGrath
                                    Senior Vice President and Chief Financial
                                    Officer


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                                  EXHIBIT INDEX

Exhibit No.
-----------
Exhibit 2.1 Agreement and Plan of Merger, dated as of July 21, 2003, by and among ADS Parent Acquisition LLC, a Massachusetts limited liability company, ADS Acquisition Company LLC, a Massachusetts limited liability company, and Atlantic Data Services, Inc., a Massachusetts corporation

Exhibit 4.1 Form of Voting Agreement, dated as of July 21, 2003, by and between Atlantic Data Services, Inc., a Massachusetts corporation, and Stockholder

Exhibit 99.1 Press Release of Atlantic Data Services, Inc. dated July 22, 2003 (incorporated by reference to the press release filed by Atlantic Data Services, Inc. with the Securities and Exchange Commission on July 22, 2003 under cover of Schedule 14A)


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